UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2014

Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

155 North Lake Avenue, Pasadena, California	91101
(Address of principal executive offices)	(Zip code)

Registrant's telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 22, 2014, the Board of Directors of Jacobs Engineering Group Inc. (the “Company”) elected Geoffrey P. Sanders, 57, as Senior Vice President, Chief Accounting Officer and principal accounting officer of the Company to serve in such capacity until his successor has been duly elected or qualified or until his earlier resignation or removal.  Mr. Sanders previously served as Vice President, Controller of the Company for over 10 years with responsibility for various finance, tax, accounting, and other functions within the Company.  In connection with the election of Mr. Sanders, as of May 22, 2014, Nazim G. Thawerbhoy, Senior Vice President, Controller no longer serves as principal accounting officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By:    /s/ John W. Prosser, Jr._______
Name:    John W. Prosser, Jr.
Title:    Executive Vice President
Finance and Administration

Date:    May 27, 2014